Expenses by nature	12 Months Ended
Dec. 31, 2018
Expenses by nature
Expenses by nature

9. Expenses by nature

EURm	2018	2017	2016
Continuing operations
Personnel expenses (Note 10)	7 835	7 845	7 814
Cost of material	7 544	7 776	7 260
Depreciation and amortization (Notes 15, 16)	1 455	1 591	1 594
Rental expenses	338	339	344
Impairment charges	55	210	17
Other	5 685	5 733	7 829
Total operating expenses	22 912	23 494	24 858

Operating expenses include government grant income and R&D tax credits of EUR  124 million (EUR 140 million in 2017 and EUR 126 million in 2016) that have been recognized in the consolidated income statement as a deduction against research and development expenses.